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Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios, Inc.

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

For period ending  01/31/2007
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                   2,492
          Institutional Class                297
         2. Dividends for a second class of open-end company shares

         Advisor Class                       318
         R Class                              10

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                    2,496
         Institutional Class                 273
         Advisor Class                       359
         R Class                              12


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.2701
          Institutional Class       $0.2941
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2402
          R Class                   $0.2103


73.       Distributions per share for which record date passed during the period
1. Capital gains
          Investor Class            $0.2705
          Institutional Class       $0.2705
          Advisor Class             $0.2705
          R Class                   $0.2705

74U.     1. Number of shares outstanding
         Investor Class             10,002,118
         Institutional Class         1,116,336
         2. Number of shares outstanding of a second class of open-end company shares


         Advisor Class                1,401,893
         R Class                         50,711

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.53
         Institutional Class        $11.53

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $11.52
         R Class                    $11.52


For period ending 01/31/2007
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                 2,728
          Institutional Class              783
         2. Dividends for a second class of open-end company shares

         Advisor Class                     222
         R Class                            14

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                  5,947
         Institutional Class             1,545
         Advisor Class                     557
         R Class                            41


73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.2403
          Institutional Class       $0.2654
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2091
          R Class                   $0.1777


74.      Distributions per share for which record date passed during the period
B) 1. Capital gains
          Investor Class            $0.5238
          Institutional Class       $0.5238
          Advisor Class             $0.5238
          R Class                   $0.5238

74U.     1. Number of shares outstanding
         Investor Class             12,477,484
         Institutional Class         3,242,276

         2. Number of shares outstanding of a second class of open-end company shares

         Advisor Class                 1,108,210
         R Class                          87,367




77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.91
         Institutional Class        $11.91

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $11.91
         R Class                    $11.91

For period ending  01/31/2007
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     1,038
          Institutional Class              267
         2. Dividends for a second class of open-end company shares

         Advisor Class                   107
         R Class                           6

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                2,807
         Institutional Class             636
         Advisor Class                   349
         R Class                          23


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.1936
          Institutional Class       $0.2197

          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.1610
          R Class                   $0.1282

74.      Distributions per share for which record date passed during the period
B) 1. Capital gains
          Investor Class            $0.5234
          Institutional Class       $0.5234
          Advisor Class             $0.5234
          R Class                   $0.5234

74U.     1. Number of shares outstanding
         Investor Class                5,877,326
         Institutional Class           1,311,733
         2. Number of shares outstanding of a second class of open-end company shares

         Advisor Class                   745,557
         R Class                          51,460





77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.55
         Institutional Class        $12.56
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $12.55
         R Class                    $12.55

For period ending  01/31/2007
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                      468
          Institutional Class                 257
         2. Dividends for a second class of open-end company shares

         Advisor Class                         62
         R Class                                2

75.      Distributions for which record date passed during the period
B) 1. Capital gains
          Investor Class                  1,476
          Institutional Class               699
          Advisor Class                     243
          R Class                            11


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.1678
          Institutional Class       $0.1944

          2. Dividends from a second class of open-end company shares
          Advisor Class             $0.1348
          R Class                   $0.1014


76.      Distributions per share for which record date passed during the period
B) 1. Capital gains
          Investor Class            $0.5293
          Institutional Class       $0.5293
          Advisor Class             $0.5293
          R Class                   $0.5293


74U.     1. Number of shares outstanding
         Investor Class             3,119,777
         Institutional Class        1,460,387

         2. Number of shares outstanding of a second class of open-end company shares

         Advisor Class                 463,990
         R Class                         41,167


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.80
         Institutional Class        $12.80

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $12.80
         R Class                    $12.79


For period ending  01/31/2007
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     707
          Institutional Class                105
         2. Dividends for a second class of open-end company shares
         Advisor Class                        94
         R Class                               1

72EE)    Total capital gains for which record date passed during the period
         Investor Class                      470
         Institutional Class                  68
         Advisor Class                        73
         R Class                               1

73.     Distributions per share for which record date passed during the period:
         A 1. Dividends from net investment income
          Investor Class            $0.2324
          Institutional Class       $0.2432

          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2192
          R Class                   $0.2059

73.      Capital gains from which record date passed during the period

               Investor Class       $0.1506
               Institutional Class  $0.1506
               Advisor Class        $0.1506
               R Class              $0.1506


74U.     1. Number of shares outstanding
         Investor Class               3,334,576
         Institutional Class            479,637
         2. Number of shares outstanding of a second class of open-end company shares

         Advisor Class                  565,442
         R Class                          4,747


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.86
         Institutional Class        $10.86

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         Advisor Class              $10.85
         R Class                    $10.85

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